UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2014

Xoom Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35801	94-3401054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Market Street, 12th Floor San Francisco, CA 94105
(Address of principal executive offices, including zip code)

(415)  777-4800

(Registrant’s telephone number, including area code)

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)On October 28, 2014, Xoom Corporation (the “Company” or “Xoom”)  announced that Ryno Blignaut is resigning as Chief Financial Officer, effective as of December 1, 2014. Mr.  Blignaut’s resignation is not the result of any disagreement or dispute with the Company.

(c)Matt Hibbard, the Company’s current Vice President of Finance, will assume the role of the Company’s Chief Financial Officer, effective as of Mr. Blignaut’s resignation. Mr. Hibbard, age 38, has served as the Company’s Vice President of Finance since November 2013.  Prior to that, he served as the Company’s Controller from the time that he joined the Company in September 2011.  From April 2007 to August 2011, Mr. Hibbard served as International Controller at Open Table, an online restaurant reservation network. From 2000 to 2007, Mr. Hibbard served in various positions at Ernst & Young, a professional services and accounting firm. Mr. Hibbard holds a BS degree from St. Mary’s College of California.

There are no arrangements or understandings between Mr. Hibbard and any other persons pursuant to which he was appointed as the Chief Financial Officer of the Company. There are no family relationships between Mr. Hibbard and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Hibbard pursuant to Item 404(a) of Regulation S-K.

The Company will enter into its standard form of Executive Agreement and standard form of Indemnification Agreement with Mr. Hibbard, each of which are incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.4(1)	Form of Indemnification Agreement
10.6(2)	Form of Executive Agreement with other executive officers

(1) Incorporated by reference from Exhibit 10.4 to Form S-1 (File No. 333-185967) dated January 11, 2013.

(2)Incorporated by reference from Exhibit 10.6 to Form S-1 (File No. 333-185967) dated January 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 28, 2014

XOOM CORPORATION

By: /s/ John Kunze

John Kunze

Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.4(1)	Form of Indemnification Agreement
10.6(2)	Form of Executive Agreement with other executive officers

(1) Incorporated by reference from Exhibit 10.4 to Form S-1 (File No. 333-185967) dated January 11, 2013.

(2)Incorporated by reference from Exhibit 10.6 to Form S-1 (File No. 333-185967) dated January 11, 2013.